EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER
FISCAL YEAR 2020 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from		Six months ended
in millions, except per share amounts	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019	March 31, 2019	March 31, 2020	% change
Revenues:
Asset management and related administrative fees	$783	$879	$924	$955	$1,006	28%	5%	$1,648	$1,961	19%
Brokerage revenues:
Securities commissions	349	358	355	363	410	17%	13%	737	773	5%
Principal transactions	93	93	95	97	105	13%	8%	169	202	20%
Total brokerage revenues	442	451	450	460	515	17%	12%	906	975	8%
Account and service fees	191	183	179	178	172	(10)%	(3)%	376	350	(7)%
Investment banking	163	139	157	141	148	(9)%	5%	300	289	(4)%
Interest income	324	321	320	297	285	(12)%	(4)%	640	582	(9)%
Other (1)	31	27	55	29	(15)	NM	NM	68	14	(79)%
Total revenues	1,934	2,000	2,085	2,060	2,111	9%	2%	3,938	4,171	6%
Interest expense	(75)	(73)	(62)	(51)	(43)	(43)%	(16)%	(148)	(94)	(36)%
Net revenues	1,859	1,927	2,023	2,009	2,068	11%	3%	3,790	4,077	8%
Non-interest expenses:
Compensation, commissions and benefits	1,225	1,277	1,320	1,351	1,422	16%	5%	2,490	2,773	11%
Non-compensation expenses:
Communications and information processing	94	92	95	94	99	5%	5%	186	193	4%
Occupancy and equipment	53	55	59	57	56	6%	(2)%	104	113	9%
Business development	41	57	53	44	41	—	(7)%	84	85	1%
Investment sub-advisory fees	22	24	24	26	26	18%	—	46	52	13%
Professional fees	17	22	24	21	23	35%	10%	39	44	13%
Bank loan loss provision/(benefit)	5	(5)	6	(2)	109	2,080%	NM	21	107	410%
Acquisition and disposition-related expenses (2)	—	—	—	—	—	—	—	15	—	(100)%
Other (1) (3) (4)	55	63	88	59	53	(4)%	(10)%	126	112	(11)%
Total non-compensation expenses	287	308	349	299	407	42%	36%	621	706	14%
Total non-interest expenses	1,512	1,585	1,669	1,650	1,829	21%	11%	3,111	3,479	12%
Pre-tax income	347	342	354	359	239	(31)%	(33)%	679	598	(12)%
Provision for income taxes	86	83	89	91	70	(19)%	(23)%	169	161	(5)%
Net income	$261	$259	$265	$268	$169	(35)%	(37)%	$510	$437	(14)%

Earnings per common share – basic (5)	$1.85	$1.84	$1.90	$1.93	$1.22	(34)%	(37)%	$3.58	$3.15	(12)%
Earnings per common share – diluted (5)	$1.81	$1.80	$1.86	$1.89	$1.20	(34)%	(37)%	$3.51	$3.09	(12)%
Weighted-average common shares outstanding – basic	140.8	140.4	138.6	138.3	138.4	(2)%	—	142.5	138.4	(3)%
Weighted-average common and common equivalent shares outstanding – diluted	143.9	143.6	141.8	141.5	141.1	(2)%	—	145.4	141.3	(3)%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020		March 31, 2019	December 31, 2019
Total assets	$38,176	$38,677	$38,830	$40,154	$49,809		30%	24%
Total equity attributable to Raymond James Financial, Inc.	$6,366	$6,502	$6,581	$6,842	$6,798		7%	(1)%
Book value per share (6)	$45.34	$46.54	$47.76	$49.26	$49.69		10%	1%
Tangible book value per share (6) (7)	$41.10	$42.18	$43.53	$45.10	$45.50		11%	1%

Capital ratios:
Tier 1 capital	24.3%	24.2%	24.8%	24.8%	24.1%	(8)
Total capital	25.3%	25.2%	25.8%	25.7%	25.3%	(8)
Tier 1 leverage	15.1%	15.7%	15.7%	15.8%	14.2%	(8)

	Three months ended						% change from		Six months ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020		March 31, 2019	December 31, 2019	March 31, 2019	March 31, 2020	% change
Adjusted pre-tax income (7)	NA	NA	$373	NA	NA		NA	NA	$694	NA	(14)%
Adjusted net income (7)	NA	NA	$284	NA	NA		NA	NA	$525	NA	(17)%
Adjusted earnings per common share - basic (5) (7)	NA	NA	$2.04	NA	NA		NA	NA	$3.68	NA	(14)%
Adjusted earnings per common share - diluted (5) (7)	NA	NA	$2.00	NA	NA		NA	NA	$3.61	NA	(14)%
Return on equity (9)	16.7%	16.1%	16.2%	16.0%	9.9%				16.2%	13.0%
Adjusted return on equity (7) (9)	NA	NA	17.3%	NA	NA				16.7%	NA
Return on tangible common equity (7) (9)	18.5%	17.8%	17.8%	17.5%	10.8%				17.9%	14.2%
Adjusted return on tangible common equity (7) (9)	NA	NA	19.1%	NA	NA				18.4%	NA
Pre-tax margin (10)	18.7%	17.7%	17.5%	17.9%	11.6%				17.9%	14.7%
Adjusted pre-tax margin (7) (10)	NA	NA	18.4%	NA	NA				18.3%	NA
Total compensation ratio (11)	65.9%	66.3%	65.2%	67.2%	68.8%				65.7%	68.0%
Effective tax rate	25.4%	24.4%	25.1%	25.3%	29.3%				25.4%	26.9%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019
Client asset metrics ($ in billions):
Client assets under administration	$796.0	$824.2	$838.3	$896.0	$773.9	(3)%	(14)%
Private Client Group assets under administration	$760.0	$787.4	$798.4	$855.2	$734.0	(3)%	(14)%
Private Client Group assets in fee-based accounts	$378.4	$398.0	$409.1	$444.2	$383.5	1%	(14)%
Financial assets under management	$138.5	$143.1	$143.1	$151.7	$128.2	(7)%	(15)%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (12)
Raymond James Bank	$21,023	$21,600	$21,649	$21,891	$28,711	37%	31%
Third-party banks	14,343	14,425	14,043	15,061	20,379	42%	35%
Subtotal RJBDP	35,366	36,025	35,692	36,952	49,090	39%	33%
Money market funds (13)	4,001	—	—	—	—	(100)%	—
Client Interest Program	2,349	2,130	2,022	2,528	3,782	61%	50%
Total clients’ domestic cash sweep balances	$41,716	$38,155	$37,714	$39,480	$52,872	27%	34%

	Three months ended					Six months ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Average yield on RJBDP - third-party banks (14)	2.00%	1.95%	1.83%	1.64%	1.33%	1.87%	1.48%

	As of					% change from
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019
Private Client Group financial advisors:
Employees	3,192	3,228	3,301	3,331	3,376	6%	1%
Independent contractors	4,670	4,676	4,710	4,729	4,772	2%	1%
Total advisors	7,862	7,904	8,011	8,060	8,148	4%	1%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019	March 31, 2019	March 31, 2020	% change
Revenues:
Asset management and related administrative fees	$638	$718	$757	$782	$833	31%	7%	$1,345	$1,615	20%
Brokerage revenues:
Mutual and other fund products	145	147	150	144	163	12%	13%	302	307	2%
Insurance and annuity products	99	105	104	101	99	—	(2)%	203	200	(1)%
Equities, ETFs, and fixed income products	94	94	87	102	122	30%	20%	197	224	14%
Total brokerage revenues	338	346	341	347	384	14%	11%	702	731	4%
Account and service fees:
Mutual fund and annuity service fees	82	85	84	90	88	7%	(2)%	165	178	8%
RJBDP fees: (12)
Third-party banks	80	67	65	58	51	(36)%	(12)%	148	109	(26)%
Raymond James Bank	42	44	46	47	48	14%	2%	83	95	14%
Client account and other fees	27	32	30	29	35	30%	21%	60	64	7%
Total account and service fees	231	228	225	224	222	(4)%	(1)%	456	446	(2)%
Investment banking	8	10	7	11	11	38%	—	15	22	47%
Interest income	58	56	55	49	45	(22)%	(8)%	114	94	(18)%
All other	9	3	7	9	7	(22)%	(22)%	16	16	—
Total revenues	1,282	1,361	1,392	1,422	1,502	17%	6%	2,648	2,924	10%
Interest expense	(11)	(10)	(11)	(8)	(7)	(36)%	(13)%	(21)	(15)	(29)%
Net revenues	1,271	1,351	1,381	1,414	1,495	18%	6%	2,627	2,909	11%
Non-interest expenses:
Financial advisor compensation and benefits	750	805	832	857	915	22%	7%	1,553	1,772	14%
Administrative compensation and benefits	234	237	233	247	245	5%	(1)%	463	492	6%
Total compensation, commissions and benefits	984	1,042	1,065	1,104	1,160	18%	5%	2,016	2,264	12%
Non-compensation expenses	155	169	173	157	165	6%	5%	315	322	2%
Total non-interest expenses	1,139	1,211	1,238	1,261	1,325	16%	5%	2,331	2,586	11%
Pre-tax income	$132	$140	$143	$153	$170	29%	11%	$296	$323	9%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019	March 31, 2019	March 31, 2020	% change
Revenues:
Brokerage revenues:
Fixed income	$71	$73	$82	$81	$90	27%	11%	$128	$171	34%
Equity	32	31	26	34	40	25%	18%	74	74	—
Total brokerage revenues	103	104	108	115	130	26%	13%	202	245	21%
Investment banking:
Merger & acquisition and advisory	121	80	93	60	72	(40)%	20%	206	132	(36)%
Equity underwriting	18	27	28	39	43	139%	10%	45	82	82%
Debt underwriting	17	22	29	31	22	29%	(29)%	34	53	56%
Total investment banking	156	129	150	130	137	(12)%	5%	285	267	(6)%
Interest income	9	10	9	8	10	11%	25%	19	18	(5)%
Tax credit fund revenues	14	16	37	18	12	(14)%	(33)%	33	30	(9)%
All other	3	2	6	3	7	133%	133%	7	10	43%
Total revenues	285	261	310	274	296	4%	8%	546	570	4%
Interest expense	(8)	(10)	(8)	(6)	(6)	(25)%	—	(16)	(12)	(25)%
Net revenues	277	251	302	268	290	5%	8%	530	558	5%
Non-interest expenses:
Compensation, commissions and benefits	168	160	179	166	184	10%	11%	326	350	7%
Non-compensation expenses (2) (3) (4)	68	67	90	73	78	15%	7%	151	151	—
Total non-interest expenses	236	227	269	239	262	11%	10%	477	501	5%
Pre-tax income	$41	$24	$33	$29	$28	(32)%	(3)%	$53	$57	8%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019	March 31, 2019	March 31, 2020	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$109	$120	$121	$125	$124	14%	(1)%	$226	$249	10%
Administration and other	40	45	49	51	53	33%	4%	84	104	24%
Total asset management and related administrative fees	149	165	170	176	177	19%	1%	310	353	14%
Account and service fees	10	8	4	5	4	(60)%	(20)%	19	9	(53)%
All other	3	4	4	3	3	—	—	7	6	(14)%
Net revenues	162	177	178	184	184	14%	—	336	368	10%
Non-interest expenses:
Compensation, commissions and benefits	45	47	44	45	45	—	—	88	90	2%
Non-compensation expenses (3)	62	65	65	66	66	6%	—	129	132	2%
Total non-interest expenses	107	112	109	111	111	4%	—	217	222	2%
Pre-tax income	$55	$65	$69	$73	$73	33%	—	$119	$146	23%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019	March 31, 2019	March 31, 2020	% change
Revenues:
Interest income	$247	$246	$243	$231	$223	(10)%	(3)%	$486	$454	(7)%
Interest expense	(42)	(38)	(33)	(21)	(18)	(57)%	(14)%	(84)	(39)	(54)%
Net interest income	205	208	210	210	205	—	(2)%	402	415	3%
All other	7	7	6	6	5	(29)%	(17)%	13	11	(15)%
Net revenues	212	215	216	216	210	(1)%	(3)%	415	426	3%
Non-interest expenses:
Compensation and benefits	12	13	13	12	13	8%	8%	23	25	9%
Non-compensation expenses:
Loan loss provision/(benefit)	5	(5)	6	(2)	109	2,080%	NM	21	107	410%
RJBDP fees to Private Client Group (12)	42	44	46	47	48	14%	2%	83	95	14%
All other	17	25	20	24	26	53%	8%	42	50	19%
Total non-compensation expenses	64	64	72	69	183	186%	165%	146	252	73%
Total non-interest expenses	76	77	85	81	196	158%	142%	169	277	64%
Pre-tax income	$136	$138	$131	$135	$14	(90)%	(90)%	$246	$149	(39)%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (15) (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019	March 31, 2019	March 31, 2020	% change
Revenues:
Interest income	$14	$12	$21	$12	$12	(14)%	—	$30	$24	(20)%
Gains/(losses) on private equity investments (1)	2	2	6	(2)	(39)	NM	(1,850)%	6	(41)	NM
All other	3	1	(2)	2	—	(100)%	(100)%	4	2	(50)%
Total revenues	19	15	25	12	(27)	NM	NM	40	(15)	NM
Interest expense	(19)	(19)	(18)	(20)	(17)	(11)%	(15)%	(38)	(37)	(3)%
Net revenues	—	(4)	7	(8)	(44)	NM	(450)%	2	(52)	NM
Non-interest expenses (1) (3)	17	21	29	23	2	(88)%	(91)%	37	25	(32)%
Pre-tax loss	$(17)	$(25)	$(22)	$(31)	$(46)	(171)%	(48)%	$(35)	$(77)	(120)%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020		March 31, 2019	December 31, 2019
Total assets	$24,925	$25,668	$25,705	$26,469	$33,656		35%	27%
Total equity	$2,136	$2,198	$2,248	$2,300	$2,263		6%	(2)%
Bank loans, net	$20,135	$20,691	$20,891	$21,296	$21,788		8%	2%
Allowance for loan losses	$218	$215	$218	$216	$324		49%	50%
Allowance for loan losses as a % of loans held for investment	1.08%	1.03%	1.04%	1.01%	1.47%
Total nonperforming assets	$61	$56	$46	$41	$27		(56)%	(34)%
Nonperforming assets as a % of total assets	0.25%	0.22%	0.18%	0.16%	0.08%
Total criticized loans	$246	$197	$285	$349	$387		57%	11%
Criticized loans as a % of loans held for investment	1.21%	0.95%	1.36%	1.64%	1.76%

Capital ratios:
Tier 1 capital	12.8%	12.8%	13.2%	13.3%	12.7%	(8)
Total capital	14.1%	14.1%	14.5%	14.5%	13.9%	(8)
Tier 1 leverage	8.6%	8.8%	8.8%	8.8%	8.1%	(8)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	December 31, 2019	March 31, 2019	March 31, 2020	% change
Bank loan loss provision/(benefit)	$5	$(5)	$6	$(2)	$109	2,080%	NM	$21	$107	410%
Net charge-offs/(recoveries)	$6	$(1)	$2	$—	$—	(100)%	—	$5	$—	(100)%
Net interest margin (net yield on interest-earning banking assets)	3.35%	3.37%	3.30%	3.23%	3.02%			3.30%	3.12%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of GAAP measures to non-GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following table provides a reconciliation of GAAP measures to non-GAAP financial measures for those periods which include non-GAAP adjustments.

	Three months ended	Six months ended
$ in millions, except per share amounts	September 30, 2019	March 31, 2019
Net income	$265	$510
Non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	—	15
Goodwill impairment (4)	19	—
Pre-tax impact of non-GAAP adjustments	19	15
Tax effect of non-GAAP adjustments	—	—
Total non-GAAP adjustments, net of tax	19	15
Adjusted net income	$284	$525

Pre-tax income	$354	$679
Pre-tax impact of non-GAAP adjustments (as detailed above)	19	15
Adjusted pre-tax income	$373	$694

Pre-tax margin (10)	17.5%	17.9%
Adjusted pre-tax margin (10)	18.4%	18.3%

Earnings per common share (5)
Basic	$1.90	$3.58
Adjusted basic	$2.04	$3.68
Diluted	$1.86	$3.51
Adjusted diluted	$2.00	$3.61

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of GAAP measures to non-GAAP financial measures (Unaudited)
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Total equity attributable to Raymond James Financial, Inc.	$6,366	$6,502	$6,581	$6,842	$6,798
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	630	635	611	609	603
Deferred tax liabilities, net	(35)	(26)	(28)	(31)	(30)
Tangible common equity attributable to Raymond James Financial, Inc.	$5,771	$5,893	$5,998	$6,264	$6,225
Common shares outstanding	140.4	139.7	137.8	138.9	136.8
Book value per share (6)	$45.34	$46.54	$47.76	$49.26	$49.69
Tangible book value per share (6)	$41.10	$42.18	$43.53	$45.10	$45.50

Return on equity	Three months ended					Six months ended
$ in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Average equity (16)	$6,255	$6,434	$6,542	$6,712	$6,820	$6,292	$6,740
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	NA	NA	—	NA	NA	10	NA
Goodwill impairment (4)	NA	NA	9	NA	NA	—	NA
Adjusted average equity (16)	NA	NA	$6,551	NA	NA	$6,302	NA

Average equity (16)	$6,255	$6,434	$6,542	$6,712	$6,820	$6,292	$6,740
Less:
Average goodwill and identifiable intangible assets, net	632	633	623	610	606	634	608
Average deferred tax liabilities, net	(35)	(31)	(27)	(30)	(31)	(34)	(30)
Average tangible common equity (16)	$5,658	$5,832	$5,946	$6,132	$6,245	$5,692	$6,162
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	NA	NA	—	NA	NA	10	NA
Goodwill impairment (4)	NA	NA	9	NA	NA	—	NA
Adjusted average tangible common equity (16)	NA	NA	$5,955	NA	NA	$5,702	NA

Return on equity (9)	16.7%	16.1%	16.2%	16.0%	9.9%	16.2%	13.0%
Adjusted return on equity (9)	NA	NA	17.3%	NA	NA	16.7%	NA
Return on tangible common equity (9)	18.5%	17.8%	17.8%	17.5%	10.8%	17.9%	14.2%
Adjusted return on tangible common equity (9)	NA	NA	19.1%	NA	NA	18.4%	NA

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Footnotes

1.
Other revenues for the three and six months ended March 31, 2020 included $39 million and $41 million, respectively, of private equity valuation losses, which are included in our Other segment. Of these losses, approximately $22 million and $23 million, respectively, were attributable to noncontrolling interests and are presented as an offset in Other expenses.

2.	The six months ended March 31, 2019 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of European equities.

3.	The offset for the net gain/(loss) attributable to noncontrolling interests is in Other expenses. Prior period results have been conformed to the current presentation.

4.	The three months ended September 30, 2019 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business.

5.
Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

6.
Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

7.
These are non-GAAP financial measures. See the schedules on the previous pages of this document for a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended March 31, 2019, June 30, 2019, December 31, 2019 and March 31, 2020, as well as the six months ended March 31, 2020. Therefore, percent changes for earnings-related non-GAAP financial measures are calculated based on GAAP results for the six months ended March 31, 2020 as compared to non-GAAP results for the six months ended March 31, 2019.

8.	Estimated.

9.
Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

10.
Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

11.	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

12.
We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

13.	Money market funds were discontinued as a sweep option during the third fiscal quarter of 2019. Balances in those funds were converted to RJBDP or reinvested by the client.

14.
Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balance at third-party banks.

15.
The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, and certain corporate overhead costs of Raymond James Financial, Inc., including the interest costs on our public debt.

16.
Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated year-to-date period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated year-to-date period to the beginning of year total, and dividing by three. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.